Exhibit 10.5

FOURTH AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 12th day of October, 2007, by and between CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership, and CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership (collectively, “Seller”), and EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation (“Purchaser”).

R E C I T A L S

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement with an effective date of September 13, 2007, as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of October 1, 2007, by that certain Second Amendment to Real Estate Purchase and Sale Agreement dated as of October 9, 2007, and by that certain Third Amendment to Real Estate Purchase and Sale Agreement dated as of October 11, 2007 (the “Third Amendment”) (collectively, the “Purchase Agreement”), whereby Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller that certain real property commonly known as Cabana Beach Apartments and located at 1250 Sadler Drive, San Marcos, Texas, and Cabana Beach Apartments (the “San Marcos Property”) and located at 1601 SW 51st Terrace. Gainesville, Florida (the “Gainesville Property” and together with the San Marcos Property, the “Property”), as more particularly described in the Purchase Agreement; and

WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, Seller and Purchaser agree as follows:

1.	The above recitals are incorporated herein by reference and made a part hereof.

2.	All initially capitalized terms that are not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement.

3.	The list of personal property for the San Marcos Property attached hereto is hereby inserted at the end of Exhibit I of the Purchase Agreement (as modified by the Third Amendment).

4.

In addition to any other condition precedent in favor of Purchaser set forth in the Purchase Agreement, Purchaser’s obligations under the Purchase Agreement are expressly subject to Seller, prior to the Closing Date and at Seller’ sole cost and expense, causing the San Marcos Property to contain not less than 880 parking spaces. Notwithstanding the foregoing, Seller shall not create any new parking spaces or redesign or relocate any existing parking spaces without first obtaining Purchaser’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The work required by Seller pursuant to this paragraph 4 shall be completed in a good and workmanlike, lien free manner and in compliance with all applicable laws, codes, regulations and ordinances including, without limitation, the City of San Marcos Land Development Code. From and after the Closing Date, Seller agrees to indemnify, defend and hold Purchaser harmless from and against any loss, cost, damage, expense, fee, fine or liability of any kind or nature whatsoever arising out of or in any way relating to Seller’s obligations under this paragraph 4 or the number of parking spaces located on the San Marcos Property as of the Closing Date. The foregoing indemnity shall survive the Closing.

5.	Except as amended above, the Purchase Agreement remains unmodified and in full force and effect in accordance with its terms and provisions.

6.	This Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[The balance of this page has intentionally been left blank. Signature page follows.]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date set forth above.

SELLER

CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership

By:	Cabana Beach of San Marcos GP, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President, Fort Group

CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership

By:	Cabana SB of Gainesville, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President, Fort Group

PURCHASER

EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation

By:	LaSalle Investment Management, Inc., a Maryland corporation, its Advisor

	By:	/s/ Christine M. Akins
	Name:	Christine M. Akins
	Title:	Senior Vice President

Cabana Beach - San Marcos

1250 Sadler Drive, San Marcos, TX 78666

Furniture inventory I

August 2007

Current Apartment inventory:
Dinning Chairs	526

Televisions-32”,	270

TV Stand	273

Living Rm Chairs	143

Sofa	272

Headboards	738

Box Spring/Mattress	737

Night Stand	741

Desk Chairs	730

Replacement:
Dinning Chairs	26

Televisions	6

TV Stand	3

Living Rm Chairs	13

Sofa	4

Headboards	6

Box Spring/Mattress	7

Night Stand	3

Desk Chairs	14

Numbers based on 276 front doors (common areas) 744 Bedroom suites

*note: Living room chairs were supplied for Studios, three & four bedroom units

Cabana Beach

1250 Sadler Dr. San Marcos TX 78666

Clubhouse/ Leasing Center

Front Lobby
Bar Stools	2

Office chairs	4

Computer	2

Phone-front desk	2

Phone-copier room	1

Fax machine	1

Copier	1 - Leased

Five drawer file cabinet	1

Time card machine	1

Pitney Bowes-Postage	1 - Leased

Large round wicker lounger w/otto	1

Wood surf board table	1

Misc. vases & ornaments	6

Large wicker urns at front door	2

Small square sofa with arm unit	1

Lobby-poolside
Pool table and accessories	1

Large round wicker lounger w/otto	1

Leather lined cushioned chairs	4

9’ wicker base table w/glass top	1

9’ wicker benches	2

Coffee table	1

Coffee side table	2

Kitchen bar stools	4

Floor lamps	2

U shaped wicker sofa w/cushions	1

Solid wood round side tables	2

Stereo equipment	1

Flat screen television	1

Beverage maker	1

Water cooler	1 - Leased

Microwave	1

Refrigerator	1

Cookie Maker-Spunkmeyer	1 - Leased

Flat screen television-virtual tours	1

Site Manager’s office
L shaped desk w/overhead cabinets	1

Oval glass table	1

Office chairs	4

Desk phone	1

Computer/Monitor/Keyboard	1

Large Hanging Mirror	1

HP Printer	1

Leasing Mgr office
L shaped desk w/two work stations	1

6’ overhead storage cabinet	1

Office chairs	3

Large hanging mirror	1

Computer/Monitor/keyboards	2

Printer	1

Desk phone	2

Five drawer metal filing cabinet	2

Small table	1

Asst Mgr/Accounting
Five drawer metal filing cabinet	3

U shaped desk with workstation	1

Straight desk w/work station	1

Approx 12’ overhead storage cabinet	1

Computer/monitor/keyboard	2

Office chairs	3

Desk phone	2

Printer	1

Credit card machine	1 - Leased

Equipment Room
Computer Equipment Center	1

Key Trac System	1

Phone recorder equipment	1

Gate System Equipment	1

Bathroom - Ladies
Large mirror-approx 9’ high	1

Storage Closet
Helium tank	1 - Leased

Study Lab
Large oblong table	1

Medium size oblong table	1

Chairs	13

Large dry erase board	1

Computer Lab
Computer/keyboard/monitor	7

Printer	1

Chairs	7

Model
Sofa	1

Chair	1

Built in dining table	1

Dining chairs	2

Television	1

TV stand	1

Misc. decorations

Box spring & mattress & frame	4

Headboard	4

Night stand	4

Bulk in Computer wall shelf	1

Built in desk	1

Desk Chair	4

Washer/Dryer	1 set

Refrigerator	1

Stove/oven	1

Microwave	1

Dishwasher	1

Blinds	5

Patio table	1

Patio chairs	4

Poolside
Ping Pong table	1

Foos Ball table	1

BBQ grill	1

Plastic adjustable lounge chairs	35

Curved hard plastic lounge chairs	26

Fitness Center - Cabana Beach San Marcos

Equipment:

3 Tread Mills

1 Shoulder Press

1 Dip Machine

1 Double Curl/Pull up

1 Seated Row

1 Leg Extension Machine

1 Thigh Machine

1 Leg Press

1 Seated Chest Press

1 Lat Pull Machine

1 Pec fly rear Delt Machine

1 Bench

2 Stationery Bikes

3 Stair Step Machines

1 Bicep curl Machine

1 Tricep extension Machine

1 abdominal Machine

1 horizontal leg curl Machine

2 Flat screen Televisions

1 weight scale

1 trash can

Cabana Beach-San Marcos, TX

Inventory listing of Maintenance Shop

August 28, 2007

1 Refrigerator for shop personnel use

2 leaf blowers

1 Power saw

1 Key making machine

1 Power washer

3 Golf carts

1 36” door

2 Cordless drills

1 Torch set

1 A/C vacuum pump

1 Recover machine-Refrigerant

1 Hammer drill

1 Welding machine

1 Paint Sprayer

1 Air Compressor

2 Finch nail guns

1 Miter saw

1 Electric drill

2 SawsAll Cordless

1 Cordless saw

1 Shop vacuum

3 Step ladders 4’-6’-8’

1 Router